SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 18, 2000


                                BANK UNITED CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                0-21017                                13-3528556
         (Commission File No.)              (IRS Employer Identification No.)

                       3200 Southwest Freeway, Suite 2600
                              Houston, Texas 77027
          (Address of principal executive offices, including ZIP code)



                                 (713) 543-6500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

            On August 21, 2000, Bank United Corp. and Washington Mutual, Inc. announced that they have entered into a definitive agreement pursuant to which Bank United will merge with and into Washington Mutual. The merger agreement provides that in the merger each share of Bank United common stock will be converted into the right to receive 1.3 shares of Washington Mutual common stock, plus associated rights issued pursuant to Washington Mutual's existing rights agreement. In connection with the transaction, Bank United shareholders will receive contingent payment right certificates representing the right to receive the proceeds, if any, received by Bank United or Washington Mutual relating to Bank United's pending forbearance claim against the U.S. government, less related taxes and expenses. Also, in connection with the Merger, each share of Bank United's 8 percent corporate premium income equity securities will be converted into one share of a new series of Washington Mutual's premium income equity securities with substantially the same terms. The transaction is subject to the approval of Bank United stockholders as well as regulatory and other customary conditions. Copies of the merger agreement and press release announcing this transaction are attached as exhibits hereto and are incorporated herein by reference.

            As an inducement and condition to Washington Mutual entering into the merger agreement, Bank United, as issuer, and Washington Mutual, as grantee, entered into a stock option agreement, pursuant to which Bank United granted to Washington Mutual an option to purchase 6,462,862 shares of Bank United common stock (approximately 19.9% of those outstanding) at a price of $42.375 per share, on certain terms and conditions set forth therein. The option agreement is included as an exhibit hereto and is incorporated herein by reference.

            This summary is qualified by reference to the exhibits attached hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

      (c)   EXHIBITS.

          2.1 Agreement and Plan of Merger, dated as of August 18, 2000, by and between Washington Mutual, Inc. and Bank United Corp.

          99.1 Stock Option Agreement, dated as of August 18, 2000, between Bank United Corp., as issuer, and Washington Mutual, Inc., as grantee.

          99.2 Press Release, dated as of August 21, 2000, jointly issued by Washington Mutual, Inc. and Bank United Corp.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 28, 2000

                                    BANK UNITED CORP.



                                       By:     /s/ Anthony J. Nocella
                                          ---------------------------------
                                       Name:   Anthony J. Nocella
                                       Title:  Vice Chairman and the
                                                 Chief Financial Officer

                                  EXHIBIT LIST


  Exhibit
    No.                          Description
  _______                        ___________

     2.1 Agreement and Plan of Merger, dated as of August 18, 2000, by and between Washington Mutual, Inc. and Bank United Corp.

    99.1 Stock Option Agreement, dated as of August 18, 2000, between Bank United Corp., as issuer, and Washington Mutual, Inc., as grantee.

    99.2 Press Release, dated as of August 21, 2000, jointly issued by Washington Mutual, Inc. and Bank United Corp.